UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

UNIFIRST CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Massachusetts	001-08504	04-2103460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Jonspin Road
Wilmington, Massachusetts	01887
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 658-8888

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	UNF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 11, 2026, UniFirst Corporation, a Massachusetts corporation, (the “Company”) held a virtual special meeting of shareholders (the “Special Meeting”) to consider and vote on the proposals set forth in the definitive proxy statement of the Company prepared in connection with the Mergers (as defined below) filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 11, 2026.

At the Special Meeting, the total number of shares represented in person or by proxy was 12,113,103 of the 14,532,640 shares of Common Stock of the Company and 3,537,257 of the 3,551,265 shares of Class B Common stock of the Company, in each case outstanding and entitled to vote at the Special Meeting as of the close of business on May 11, 2026, the record date of the Special Meeting. For each proposal presented at the Special Meeting, each share of Common Stock entitled the holder thereof to one vote, and each share of Class B Common Stock entitled the holder thereof to ten votes. Together, these shares represented approximately 95% of the total outstanding shares of Common Stock and shares of Class B Common Stock, voting as a single class, and constituted a quorum to conduct business. The following matters were voted upon by the holders of the Company’s Common Stock and Class B Common Stock at the Special Meeting:

Proposal 1. Proposal to approve the Agreement and Plan of Merger, dated March 10, 2026 (as the same may be amended, modified or supplemented from time to time in accordance with its terms, the “Merger Agreement”), by and among the Company, Cintas Corporation (“Cintas”), Bruin Merger Sub I, Inc., a wholly owned subsidiary of Cintas (“Merger Sub Inc.”), and Bruin Merger Sub II, LLC, a wholly owned subsidiary of Cintas (“Merger Sub LLC”). Upon the terms and subject to the conditions of the Merger Agreement, (i) Merger Sub Inc. will merge with and into the Company (the “first merger”), whereupon the separate existence of Merger Sub Inc. will cease, and the Company will continue as the surviving corporation and a wholly owned subsidiary of Cintas, and (ii) immediately after the first merger, the Company will merge with and into Merger Sub LLC, whereupon the separate existence of the Company will cease, and Merger Sub LLC will continue as the surviving entity and a wholly owned subsidiary of Cintas (the “Mergers”, and the proposal, the “Merger Agreement Proposal”).

Set forth below are the voting results for the Merger Agreement Proposal, which was approved by the requisite vote of the Company’s shareholders:

For	Against	Abstain	Broker Non-Votes
47,458,203	10,251	17,219	--

Proposal 2. Non-binding, advisory proposal to approve certain compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Compensation Proposal”).

Set forth below are the voting results for the Compensation Proposal, which was approved by the requisite vote of the Company’s shareholders:

For	Against	Abstain	Broker Non-Votes
40,345,244	7,077,010	63,419	--

Proposal 3. Proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate, including to solicit additional proxies to approve the Merger Agreement Proposal if there are insufficient votes to approve such proposal at the time of the Special Meeting (the “Adjournment Proposal”).

As there were sufficient votes to approve the Merger Agreement at the time of the Special Meeting, the Adjournment Proposal was not presented to the shareholders.

Item 7.01	Regulation FD Disclosure.

On June 12, 2026, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

As previously disclosed, on March 10, 2026, the Company entered into the Merger Agreement with (i) Cintas, (ii) Merger Sub, Inc., and (iii) Merger Sub LLC. The Merger Agreement provides, among other things, that subject to the satisfaction or waiver of the conditions set forth therein, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (i) Merger Sub Inc. will be merged with and into the Company (the “First Merger”), whereupon the separate existence of Merger Sub Inc. will cease, and the Company will continue as the surviving corporation of the First Merger and a wholly owned subsidiary of Cintas and (ii) immediately after the First Merger, the Company will be merged with and into Merger Sub LLC (the “Second Merger,” and, together with the First Merger, the “Mergers”), whereupon the separate existence of the Company will cease, and Merger Sub LLC will continue as the surviving entity of the Second Merger and a wholly owned subsidiary of Cintas.

On June 11, 2026, each of Cintas and the Company received a request for additional information (the “Second Request”) from the FTC in connection with the FTC’s review of the transactions contemplated by the Merger Agreement. Issuance of the Second Request extends the waiting period under the HSR Act until 30 days after both Cintas and the Company substantially comply with the Second Request, unless the waiting period is extended voluntarily by Cintas and the Company or terminated earlier by the FTC. Cintas and the Company have been working cooperatively with the FTC and will continue to do so. The Company continues to expect that the Mergers will close in the second half of calendar 2026, subject to satisfaction or waiver of customary closing conditions and receipt of certain regulatory approvals.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated as of June 12, 2026.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended (the “Securities Act of 1933”), which involve risks and uncertainties. Any statements about Cintas’, the Company’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events and any other statements to the extent they are not statements of historical fact are forward-looking statements. Words, phrases or expressions such as “estimates,” “confident,” “continue,” “hope,” “likely,” “might,” “possible,” “potential,” “trend,” “anticipates,” “predicts,” “projects,” “plans,” “expects,” “intends,” “targets,” “forecasts,” “believes,” “seeks,” “could,” “should,” “may,” “will,” “strategy,” “objective,” and similar words, phrases or expressions or the negative versions thereof are intended to identify forward‑looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are based on information available and assumptions made at the time the statements are made. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Forward-looking statements in this communication include, but are not limited to, statements about the benefits of the transaction between Cintas and the Company (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.

The following Transaction-related factors, among others, could cause actual results to differ materially from those expressed in or implied by forward-looking statements: the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Cintas and the Company; the outcome of any legal proceedings that may be instituted against Cintas or the Company; the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that seeking or obtaining such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, trade policy (including tariff levels), laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Cintas and the Company operate; any failure to promptly and effectively integrate the businesses of Cintas and the Company; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of Cintas’ or the Company’s customers, employees or other business partners, including those resulting from the announcement, pendency or completion of the Transaction; the dilution caused by Cintas’ issuance of additional shares of its capital stock in connection with the Transaction; changes in the trading price of Cintas’ or the Company’s capital stock; and the diversion of management’s attention and time to the Transaction from ongoing business operations and opportunities.

Additional important factors relating to Cintas that could cause actual results to differ from those in forward-looking statements include, but are not limited to, the possibility of greater than anticipated operating costs including energy and fuel costs; lower sales volumes; loss of customers due to outsourcing trends; the performance and costs of integration of acquisitions; supply chain constraints and macroeconomic conditions, including inflationary pressures and higher interest rates; changes in global trade policies, tariffs, and other measures that could restrict international trade; fluctuations in costs of materials and labor, including increased medical costs; costs and possible effects of union organizing activities; failure to comply with government regulations concerning employment discrimination, employee pay and benefits and employee health and safety; the effect on operations of exchange rate fluctuations, and other political, economic and regulatory risks; uncertainties regarding any existing or newly-discovered expenses and liabilities related to environmental compliance and remediation; Cintas’ ability to meet its aspirations relating to sustainability opportunities, improvements and efficiencies; the cost, results and ongoing assessment of internal controls over financial reporting; the effect of new accounting pronouncements; risks associated with cybersecurity threats, including disruptions caused by the inaccessibility of computer systems data and cybersecurity risk management; the initiation or outcome of litigation, investigations or other proceedings; higher assumed sourcing or distribution costs of products; the disruption of operations from catastrophic or extraordinary events including global health pandemics; the amount and timing of repurchases of Cintas’ common stock, if any; changes in global tax and labor laws; the reactions of competitors in terms of price and service; and the other risks and contingencies detailed in Cintas’ most recent Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission (the “SEC”).

Additional important factors relating to the Company that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, uncertainties caused by an economic recession or other adverse economic conditions, including, without limitation, as a result of elevated inflation or interest rates or extraordinary events or circumstances such as geopolitical conflicts like the conflict between Russia and Ukraine and disruption in the Middle East, and their impact on the Company’s customers’ businesses and workforce levels; disruptions of the Company’s business and operations, including limitations on, or closures of, the Company’s facilities, or the business and operations of the Company’s customers or suppliers in connection with extraordinary events or circumstances; uncertainties regarding the Company’s ability to consummate acquisitions and successfully integrate acquired businesses, and the performance of such businesses; uncertainties regarding any existing or newly-discovered expenses and liabilities related to environmental compliance and remediation; any adverse outcome of pending or future contingencies or claims; the Company’s ability to compete successfully without any significant degradation in the Company’s margin rates, seasonal and quarterly fluctuations in business levels; the Company’s ability to preserve positive labor relationships and avoid becoming the target of corporate labor unionization campaigns that could disrupt the Company’s business; the effect of currency fluctuations on the Company’s results of operations and financial condition; the Company’s dependence on third parties to supply the Company with raw materials, which such supply could be severely disrupted as a result of extraordinary events or circumstances such as the conflict between Russia and Ukraine; any loss of key management or other personnel; increased costs as a result of any changes in federal, state, international or other laws, rules and regulations or governmental interpretation of such laws, rules and regulations; uncertainties regarding, or adverse impacts from continued high price levels of natural gas, electricity, fuel and labor or increases in such costs; the negative effect on the Company’s business from sharply depressed oil and natural gas prices; the continuing increase in domestic healthcare costs, increased workers’ compensation claim costs, increased healthcare claim costs; the Company’s ability to retain and grow its customer base, demand and prices for the Company’s products and services; fluctuations in the Company’s nuclear business; political or other instability; supply chain disruption or infection among the Company’s employees in Mexico and Nicaragua where the Company’s principal garment manufacturing plants are located; the Company’s ability to properly and efficiently design, construct, implement and operate a new enterprise resource planning (“ERP”) computer system; interruptions or failures of the Company’s information technology systems, including as a result of cyber-attacks; additional professional and internal costs necessary for compliance with any changes in or additional SEC, NYSE and accounting or other rules; strikes and unemployment levels; the Company’s efforts to evaluate and potentially reduce internal costs; the impact of U.S. and foreign trade policies and tariffs or other impositions on imported goods on the Company’s business, results of operations and financial condition; the Company’s ability to successfully implement its business strategies and processes, including the Company’s capital allocation strategies; the Company’s ability to successfully remediate the material weakness in internal control over financial reporting disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended August 30, 2025, filed with the SEC on October 29, 2025, in an appropriate and timely matter or at all; and the other risks and contingencies detailed in the Company’s most recent Annual Report on Form 10-K and its other filings with the SEC.

These factors are not necessarily all of the factors that could cause Cintas’, the Company’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any forward-looking statements. Other unknown or unpredictable factors also could harm Cintas’, the Company’s or the combined company’s results.

All forward-looking statements attributable to Cintas, the Company, or the combined company, or persons acting on Cintas’ or the Company’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and Cintas and the Company do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Cintas or the Company updates one or more forward-looking statements, no inference should be drawn that Cintas or the Company will make additional updates with respect to those or other forward-looking statements. Further information regarding Cintas, the Company and factors that could affect the forward-looking statements contained herein can be found in Cintas’ Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its other filings with the SEC, and in the Company’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its other filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2026

UNIFIRST CORPORATION

By:	/s/ Shane O’Connor
Name:	Shane O’Connor
Title:	Executive Vice President and Chief Financial Officer